Exhibit 99.2

CHCT
LISTED
NYSE

SUPPLEMENTAL INFORMATION Q4 2024

Community Healthcare Trust	4Q 2024 | Supplemental Information

ABOUT US

CHCT is a self-managed healthcare real estate investment trust (“REIT”) that owns a diverse portfolio of properties including medical office buildings, acute inpatient behavioral facilities, inpatient rehabilitation facilities, physician clinics, specialty centers, behavioral specialty facilities, and surgical centers and hospitals across the United States, primarily outside of urban centers. As a result of favorable demographic trends, increases in healthcare spending, and the shift in the delivery of healthcare services to community-based facilities, we believe our properties are essential for healthcare providers to serve their local markets.

Community Healthcare Trust	4Q 2024 | Supplemental Information

COMPANY SNAPSHOT

December 31, 2024
Gross real estate investments (in thousands) (1)	$1,155,701
Total properties	200
% Leased (2)	90.9%
Total square feet owned	4,439,398
Weighted Average remaining lease term (years)	6.7
Cash and cash equivalents (in thousands)	$4,384
Debt to Total Capitalization	40.3%
Weighted average interest rate per annum on Revolving Line of Credit	6.01%
Weighted average interest rate per annum on Term Loans	4.51%
Equity market cap (in millions)	$542.5
Quarterly dividend paid in the period (per share)	$0.4650
Quarter end stock price (per share)	$19.21
Dividend yield	9.68%
Common shares outstanding	28,242,370
___________
(1) Includes a portion of one property accounted for as a sales-type lease and two properties classified as held for sale.
(2) Excludes real estate assets held for sale.

Community Healthcare Trust	Page | 3	4Q 2024 | Supplemental Information

CORPORATE INFORMATION

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, TN 37067
Phone: 615-771-3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

BOARD OF DIRECTORS

Alan Gardner	Robert Hensley	Claire Gulmi	R. Lawrence Van Horn	Cathrine Cotman	David H. Dupuy
Chairman of the Board	Audit Committee Chair	Compensation Committee Chair	ESG Committee Chair	Board member	Board member

EXECUTIVE MANAGEMENT TEAM

David H. Dupuy	William G. Monroe IV	Leigh Ann Stach	Timothy L. Meyer
Chief Executive Officer and President	Executive Vice President Chief Financial Officer	Executive Vice President Chief Accounting Officer	Executive Vice President Asset Management

COVERING ANALYSTS

A. Goldfarb - Piper Sandler	R. Stevenson - Janney Capital Markets
J. Kammert - Evercore ISI	B. Oxford - Colliers International Securities
M. Lewis - Truist Securities

PROFESSIONAL SERVICES

Independent Registered Public Accounting Firm	Transfer Agent
BDO USA, P.C.	Equiniti Trust Company, LLC
501 Commerce Street, Suite 1400	Operations Center
Nashville, TN 37203	6201 15th Avenue
Brooklyn, NY 11219
1-800-937-5449

Community Healthcare Trust	Page | 4	4Q 2024 | Supplemental Information

FINANCIAL HIGHLIGHTS

	Three Months Ended
	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023
	(Unaudited and in thousands, except per share data)
STATEMENTS OF OPERATIONS ITEMS (1)(2)
Revenues	$29,298	$29,639	$27,516	$29,333	$29,124
Net income (loss)	$1,832	$1,749	$(10,427)	$3,665	$4,567
NOI	$23,813	$23,653	$21,944	$23,542	$23,526
EBITDAre	$19,020	$18,924	$6,491	$18,989	$19,834
Adjusted EBITDAre	$21,617	$21,421	$19,960	$21,413	$21,863
FFO (1) (2)	$12,745	$12,821	$11,608	$14,043	$14,914
AFFO (1) (2)	$14,630	$14,639	$14,281	$15,712	$16,071

Per Diluted Share:
Net income (loss) attributable to common shareholders (1) (2)	$0.04	$0.04	$(0.42)	$0.11	$0.15
FFO (1)	$0.48	$0.48	$0.43	$0.53	$0.57
AFFO (1)	$0.55	$0.55	$0.53	$0.59	$0.61
___________

(1) Net loss and FFO for the three months ended June 30, 2024 included lease and interest receivable reserves totaling approximately $3.2 million, including straight-line rent of approximately $0.9 million, resulting in a reduction of FFO per diluted share of approximately $0.12 per diluted share. AFFO, which adds back straight-line rent, was reduced by approximately $0.09 per diluted share for the three months ending June 30, 2024.

(2) Net loss for the three months ended June 30, 2024 includes an $11.0 million credit loss reserve related to notes receivable that are incidental to the Company's main business with a geriatric inpatient behavioral hospital tenant.

Community Healthcare Trust	Page | 5	4Q 2024 | Supplemental Information

FINANCIAL HIGHLIGHTS (Continued)

	As of
	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023
	(Unaudited and dollars in thousands)
BALANCE SHEET ITEMS
ASSETS
Total real estate properties	$1,145,931	$1,135,463	$1,120,450	$1,090,690	$1,050,247
Total assets	$992,563	$981,779	$983,196	$982,701	$945,412

CAPITALIZATION
Net debt	$485,955	$473,716	$457,625	$442,320	$403,256
Total capitalization	$1,204,529	$1,183,615	$1,177,230	$1,165,024	$1,117,322
Net debt/total capitalization	40.3%	40.0%	38.9%	38.0%	36.1%
Market valuation	$542,536	$512,599	$656,059	$735,467	$735,603
Enterprise value	$1,024,107	$983,479	$1,112,950	$1,172,841	$1,134,226

Community Healthcare Trust	Page | 6	4Q 2024 | Supplemental Information

CONSOLIDATED BALANCE SHEETS

	As of
	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023
ASSETS	(Unaudited; Dollars and shares in thousands, except per share data)
Real estate properties
Land and land improvements	$149,501	$146,118	$143,717	$142,120	$136,532
Buildings, improvements, and lease intangibles	996,104	989,019	976,415	948,253	913,416
Personal property	326	326	318	317	299
Total real estate properties	1,145,931	1,135,463	1,120,450	1,090,690	1,050,247
Less accumulated depreciation	(242,609)	(232,747)	(221,834)	(211,058)	(200,810)
Total real estate properties, net	903,322	902,716	898,616	879,632	849,437
Cash and cash equivalents	4,384	2,836	734	3,805	3,491
Restricted cash	—	—	—	1,141	1,142
Assets held for sale	6,755	6,351	7,326	7,466	7,466
Other assets, net	78,102	69,876	76,520	90,657	83,876
Total assets	$992,563	$981,779	$983,196	$982,701	$945,412

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$485,955	$473,716	$457,625	$442,320	$403,256
Accounts payable and accrued liabilities	14,289	14,422	12,023	11,775	12,032
Other liabilities, net	16,354	16,489	15,777	16,960	16,868
Total liabilities	516,598	504,627	485,425	471,055	432,156

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $0.01 par value; 450,000 shares authorized	282	282	280	277	276
Additional paid-in capital	704,524	702,014	699,833	690,491	688,156
Cumulative net income	85,675	83,843	82,094	92,521	88,856
Accumulated other comprehensive gain	17,631	10,016	21,490	21,490	16,417
Cumulative dividends	(332,147)	(319,003)	(305,926)	(293,133)	(280,449)
Total stockholders’ equity	475,965	477,152	497,771	511,646	513,256
Total liabilities and stockholders' equity	$992,563	$981,779	$983,196	$982,701	$945,412

Community Healthcare Trust	Page | 7	4Q 2024 | Supplemental Information

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended
	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023
	(Unaudited; Dollars and shares in thousands, except per share data)
REVENUES
Rental income	$28,983	$29,335	$27,905	$28,342	$28,100
Other operating interest	315	304	(389)	991	1,024
	29,298	29,639	27,516	29,333	29,124
EXPENSES
Property operating	5,485	5,986	5,572	5,791	5,598
General and administrative (1)	4,809	4,935	4,760	4,554	3,728
Depreciation and amortization	10,797	10,927	10,792	10,262	10,248
	21,091	21,848	21,124	20,607	19,574
OTHER (EXPENSE) INCOME
Gain on sale (impairment) of depreciable real estate asset	14	5	(140)	—	—
Interest expense	(6,405)	(6,253)	(5,986)	(5,062)	(5,019)
Credit loss reserve	—	—	(11,000)	—	—
Interest and other income, net	16	206	307	1	36
	$(6,375)	$(6,042)	$(16,819)	$(5,061)	$(4,983)
NET INCOME (LOSS)	$1,832	$1,749	$(10,427)	$3,665	$4,567

NET INCOME (LOSS) PER DILUTED COMMON SHARE	$0.04	$0.04	$(0.42)	$0.11	$0.15
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	26,682	26,660	26,479	26,297	25,981
DIVIDENDS DECLARED, PER COMMON SHARE, IN THE PERIOD	$0.4650	$0.4625	$0.4600	$0.4575	$0.4550

(1) GENERAL AND ADMINISTRATIVE EXPENSES:
Non-cash vs. Cash:
Non-cash (stock-based compensation)	54.0%	50.6%	51.9%	53.2%	54.4%
Cash	46.0%	49.4%	48.1%	46.8%	45.6%
As a % of Revenue:
Non-cash (stock-based compensation)	8.8%	8.4%	8.9%	8.3%	6.9%
Cash	7.5%	8.2%	8.3%	7.3%	5.8%

Community Healthcare Trust	Page | 8	4Q 2024 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES

FUNDS FROM OPERATIONS (FFO)
ADJUSTED FUNDS FROM OPERATIONS (AFFO)

	Three Months Ended
	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023
	(Unaudited; Dollars and shares in thousands, except per share data)
NET INCOME (LOSS) (1) (2)	$1,832	$1,749	$(10,427)	$3,665	$4,567
Real estate depreciation and amortization	10,927	11,077	10,895	10,378	10,347
Credit loss reserve (2)	—	—	11,000	—	—
Income tax impairment (benefit)	—	—	—	—	—
(Gain on sale) impairment of depreciable real estate asset	(14)	(5)	140	—	—
Total adjustments	10,913	11,072	22,035	10,378	10,347
FFO (1)	$12,745	$12,821	$11,608	$14,043	$14,914
Straight-line rent	(712)	(679)	204	(755)	(872)
Stock-based compensation	2,597	2,497	2,469	2,424	2,029
AFFO	$14,630	$14,639	$14,281	$15,712	$16,071
FFO PER COMMON SHARE	$0.48	$0.48	$0.43	$0.53	$0.57
AFFO PER COMMON SHARE	$0.55	$0.55	$0.53	$0.59	$0.61
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	26,786	26,853	26,791	26,707	26,346
________________
(1) Net loss for the second quarter of 2024 included lease and interest receivable reserves totaling approximately $3.2 million, including straight-line rent of approximately $0.9 million, resulting in a reduction of FFO per diluted share of approximately $0.12 per diluted share. AFFO, which adds back straight-line rent, was reduced by approximately $0.09 per diluted share for second quarter of 2024.

(2) Net loss for the second quarter of 2024 included an $11.0 million credit loss reserve related to notes receivable that are incidental to the Company's main business with a geriatric inpatient behavioral hospital tenant.

AFFO, ADJUSTED FOR ACQUISITIONS (1)

AFFO	$14,630	$14,639	$14,281	$15,712	$16,071
Revenue on Properties Acquired in the period (2)	205	34	98	774	15
Property operating expense adjustment (2)	(48)	(2)	(10)	(71)	(5)
Interest expense adjustment (3)	(44)	(10)	(28)	(205)	(3)
AFFO, ADJUSTED FOR ACQUISITIONS	$14,743	$14,661	$14,341	$16,210	$16,078

(1) AFFO is adjusted to reflect acquisitions as if they had occurred on the first day of the applicable period.
(2) Revenue and expense adjustments are calculated based on expected returns and leases in place at acquisition.
(3) Assumes that acquisitions were 40% funded with debt and the remainder funded with equity. The interest expense adjustment was calculated using the weighted average interest rate on the Company's revolving credit facility for the period.

AMORTIZATION OF STOCK-BASED COMPENSATION
Amortization Required by GAAP (1)	$2,597	$2,498	$2,153	$2,107	$2,029
Amortization Based on Legal Vesting Periods	2,073	2,019	1,782	1,746	1,563
Acceleration of Amortization	$524	$479	$371	$361	$466

(1) GAAP requires that deferred compensation be amortized over the earlier of the vesting or retirement eligibility date.

Community Healthcare Trust	Page | 9	4Q 2024 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

NET OPERATING INCOME (NOI)

	Three Months Ended
	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023
	(Unaudited; Dollars and shares in thousands, except per share data)
NET OPERATING INCOME
Net income (loss) (1)	$1,832	$1,749	$(10,427)	$3,665	$4,567
General and administrative	4,809	4,935	4,760	4,554	3,728
Depreciation and amortization	10,797	10,927	10,792	10,262	10,248
(Gain on sale) impairment of depreciable real estate asset	(14)	(5)	140	—	—
Credit loss reserve (2)	—	—	11,000	—	—
Interest expense	6,405	6,253	5,986	5,062	5,019
Interest and other income, net	(16)	(206)	(307)	(1)	(36)
NOI	$23,813	$23,653	$21,944	$23,542	$23,526

EBITDAre and ADJUSTED EBITDAre

EBITDAre
Net income (loss) (1)	$1,832	$1,749	$(10,427)	$3,665	$4,567
Interest expense	6,405	6,253	5,986	5,062	5,019
Depreciation and amortization	10,797	10,927	10,792	10,262	10,248
(Gain on sale) impairment of depreciable real estate asset	(14)	(5)	140	—	—
EBITDAre	$19,020	$18,924	$6,491	$18,989	$19,834
Non-cash stock-based compensation expense	2,597	2,497	2,469	2,424	2,029
Credit loss reserve	—	—	11,000	—	—
ADJUSTED EBITDAre	$21,617	$21,421	$19,960	$21,413	$21,863

ADJUSTED EBITDAre ANNUALIZED (3)	$86,468

(1)	Net loss for the three months ended June 30, 2024 included the reversal of rent and interest related to a tenant totaling approximately $3.2 million, including straight-line rent of approximately $0.9 million.
(2)	During the three months ended June 30, 2024, the Company recorded an $11.0 million credit loss reserve related to notes receivable that are incidental to the Company's main business with a geriatric inpatient behavioral hospital tenant.
(3)	Adjusted EBITDAre multiplied by 4. This annualized amount may differ significantly from the actual full year results.

Community Healthcare Trust	Page | 10	4Q 2024 | Supplemental Information

WEIGHTED AVERAGE SHARES

	Three Months Ended
	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023
	(Unaudited; Dollars and shares in thousands, except per share data)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	28,242	28,168	27,879	27,680	27,355
Unvested restricted shares	(1,560)	(1,508)	(1,400)	(1,383)	(1,374)
Weighted average common shares outstanding - EPS	26,682	26,660	26,479	26,297	25,981

Weighted average common shares outstanding - FFO Basic	26,682	26,660	26,479	26,297	25,981
Potential dilutive common shares (from below)	104	193	312	410	365
Weighted average common shares outstanding - FFO Diluted	26,786	26,853	26,791	26,707	26,346

TREASURY SHARE CALCULATION
Unrecognized deferred compensation-end of period	$25,220	$27,575	$26,764	$28,564	$26,776
Unrecognized deferred compensation-beginning of period	$27,575	$26,168	$27,752	$26,776	$28,814
Average unrecognized deferred compensation	$26,398	$26,872	$27,258	$27,670	$27,795
Average share price per share	$18.13	$20.44	$24.30	$26.36	$27.54
Treasury shares	1,456	1,315	1,122	1,049	1,009

Unvested restricted shares	(1,560)	(1,508)	(1,400)	(1,383)	(1,374)
Unvested restricted share units	—	—	(34)	(76)	—
Treasury shares	1,456	1,315	1,122	1,049	1,009
Potential dilutive common shares	104	193	312	410	365

Community Healthcare Trust	Page | 11	4Q 2024 | Supplemental Information

DEBT SUMMARY

	As of December 31, 2024
	Principal Balance	Stated Rate	Hedged Rate
	(in thousands)

Revolving credit facility (1)	$212,000	6.01%	3.84% (partial)
Term loan A-4	125,000		3.60%
Term loan A-5	150,000		5.61%
Debt	487,000
Deferred Financing Costs, net	(1,045)
Debt, net	$485,955
(1) On October 16, 2024, the Company entered into a second amendment to the third amended and restated credit agreement (the "Amended Credit Facility") with a syndicate of lenders, under which Truist Bank serves as administrative agent. The Amended Credit Facility, among other things, (i) increased the Company's Revolving Credit Facility from $150.0 million to $400.0 million, (ii) extended the maturity date of the Revolving Credit Facility from March 19, 2026 to October 16, 2029, and (iii) lowered pricing on the Revolving Credit Facility by 10 to 30 basis points, depending on the Company's leverage ratio. Proceeds from the increased Revolving Credit Facility were used to repay the existing A-3 Term Loan which was scheduled to mature on March 29, 2026. In addition, amounts outstanding under the Revolving Credit Facility prior to the second Amendment will remain outstanding. Interest rate swaps previously entered into to fix the interest rates on the A-3 Term Loan will remain in place on the Revolving Credit Facility through their maturity on March 29, 2026.

Select Covenants	Required	As of December 31, 2024
Leverage ratio	≤ 60.0%	41.3%
Fixed charge coverage ratio	≥ 1.50x	3.3
Tangible net worth (in thousands)	≥ $504,476	$690,809
Secured indebtedness	≤ 30.0%	—%
Minimum debt service coverage ratio	≥ 2.0	3.6

Community Healthcare Trust	Page | 12	4Q 2024 | Supplemental Information

2024 PROPERTY ACQUISITIONS

Property	Market	Property Type	Date Acquired	% Leased at Acquisition	Purchase Price (in thousands)	Square Feet
Hospital of SE Mass.	New Bedford, MA	LTACH	1/31/2024	100.0%	$6,500	70,657
Northbay Professional Pavilion	Elkton, MD	MOB	3/25/2024	89.5%	4,500	19,656
Sanford Health Bemidji 1611	Bemidji, MN	MOB	3/29/2024	100.0%	16,534	45,800
Sanford Health Bemidji 1705	Bemidji, MN	MOB	3/29/2024	100.0%	6,666	28,900
Everest Rehabilitation Hospital	San Antonio, TX	IRF	4/16/2024	100.0%	23,500	38,009
Pennsylvania Gastroenterology	Camp Hill, PA	PC	7/22/2024	100.0%	6,200	20,400
Heartland Women's Healthcare of Advantia Wentzville	Wentzville, MO	PC	12/13/2024	100.0%	1,464	7,900
Heartland Women's Healthcare of Advantia Shiloh	Shiloh, IL	PC	12/13/2024	100.0%	3,819	16,212
Endeavor Health	Rolling Meadows, IL	PC	12/19/2024	100.0%	2,942	13,700
				99.3%	$72,125	261,234

Community Healthcare Trust	Page | 13	4Q 2024 | Supplemental Information

PORTFOLIO DIVERSIFICATION

Property Type	Annualized Rent (%)
Medical Office Building (MOB)	36.9%
Inpatient Rehabilitation Facilities (IRF)	19.2%
Acute Inpatient Behavioral (AIB)	13.0%
Specialty Centers (SC)	10.3%
Physician Clinics (PC)	8.3%
Behavioral Specialty Facilities (BSF)	6.2%
Surgical Centers and Hospitals (SCH)	4.0%
Long-term Acute Care Hospitals (LTACH)	2.1%
Total	100.0%

State	Annualized Rent (%)
Texas (TX)	16.7%
Illinois (IL)	11.6%
Ohio (OH)	10.1%
Florida (FL)	8.1%
Pennsylvania (PA)	6.0%
All Others	47.5%
Total	100.0%

Tenant	Annualized Rent (%)
LifePoint Health (LifePoint)	8.7%
US Healthvest	7.5%
Summit Behavioral Healthcare (Summit)	3.0%
Assurance Health (Assurance)	3.0%
Post Acute Medical (PAM)	2.8%
Worcester Behavioral Innovations Hospital (Worcester)	2.5%
Oceans Behavioral (Oceans)	2.4%
UPMC - University of Pittsburgh Medical Center (UPMC)	2.3%
Radiology Regional	2.2%
Blue Cross Blue Shield of Louisiana (BCBS of LA)	2.2%
All Others	63.4%
Total	100.0%

Community Healthcare Trust	Page | 14	4Q 2024 | Supplemental Information

LEASE EXPIRATIONS

LEASE EXPIRATIONS
2025
$10,312
2026
$12,162
2027
$7,870
2028
$8,187
2029
$8,775
2030
$4,148
2031
$10,024
2032
$2,227
2033
$1,656
2034
$12,151
2035+
$29,912
MTM
$314
$0
$2,500
$5,000
$7,500
$10,000
$12,500
$15,000
$17,500
$20,000
$22,500
$25,000
$27,500
$30,000
$32,500
Annualized Lease Revenue (thousands)

		Total Leased Sq. Ft.		Annualized Rent
Year	Number of Leases Expiring	Amount (thousands)	Percent (%)	Amount ($) (thousands)	Percent (%)
2025	68	402	10.0%	$10,312	9.6%
2026	72	554	13.7%	12,162	11.3%
2027	63	371	9.2%	7,870	7.3%
2028	58	386	9.6%	8,187	7.6%
2029	42	352	8.7%	8,775	8.1%
2030	20	159	3.9%	4,148	3.8%
2031	27	367	9.1%	10,024	9.3%
2032	14	148	3.7%	2,227	2.1%
2033	13	79	2.0%	1,656	1.5%
2034	23	327	8.1%	12,151	11.3%
Thereafter	29	870	21.6%	29,912	27.8%
Month-to-Month	7	18	0.4%	314	0.3%
Totals	436	4,033	100.0%	$107,738	100.0%
Total portfolio was approximately 90.9% leased in the aggregate, excluding real estate assets held for sale, at December 31, 2024 with lease expirations ranging from 2025 through 2044.

Community Healthcare Trust	Page | 15	4Q 2024 | Supplemental Information

PROPERTY LOCATIONS

Approximately 50% of our property revenues are in MSAs with populations over 1,000,000 and approximately 92% are in statistical areas with populations over 100,000.

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Lancaster MOB	MOB	10,646	0.24%	$343.9	0.32%	12,799,100	Los Angeles-Long Beach-Anaheim, CA	2
Congress Medical Building 350	MOB	17,543	0.39%	$414.5	0.38%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Congress Medical Building 390	MOB	30,855	0.69%	$471.3	0.44%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Future Diagnostics Group	SC	8,876	0.20%	$390.9	0.36%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Gurnee Medical Office Building	MOB	22,968	0.51%	$305.2	0.28%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
New Lenox Medical Clinic	PC	7,905	0.18%	$385.0	0.36%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Morris Medical Center	MOB	18,470	0.41%	$638.7	0.59%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Oak Lawn Medical Plaza	MOB	33,356	0.74%	$381.1	0.35%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Presence	PC	14,863	0.33%	$317.0	0.29%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Joliet Medical Building	SC	44,888	1.00%	$1,474.9	1.37%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Endeavor Health	PC	13,700	0.31%	$279.5	0.26%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Skin MD	PC	13,565	0.30%	$526.3	0.49%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Chicago Behavioral Hospital	AIB	85,000	1.89%	$2,226.2	2.07%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
US HealthVest - Lake	AIB	83,658	1.86%	$3,009.0	2.79%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Texas Rehabilitation Hospital of Fort Worth, LLC	IRF	39,761	0.89%	$2,028.0	1.88%	8,100,037	Dallas-Fort Worth-Arlington, TX	4
Bayside Medical Center	MOB	50,593	1.13%	$1,108.6	1.03%	7,510,253	Houston-Pasadena-The Woodlands, TX	5
Gessner Road MOB	MOB	14,347	0.32%	$267.0	0.25%	7,510,253	Houston-Pasadena-The Woodlands, TX	5
Clear Lake Institute for Rehabilitation	IRF	55,646	1.24%	$2,986.0	2.77%	7,510,253	Houston-Pasadena-The Woodlands, TX	5
Clinton Towers MOB	MOB	37,344	0.83%	$847.5	0.79%	6,304,975	Washington-Arlington-Alexandria, DC-VA-MD-WV	7
2301 Research Boulevard	MOB	93,079	2.07%	$1,999.4	1.86%	6,304,975	Washington-Arlington-Alexandria, DC-VA-MD-WV	7
Haddon Hill Professional Center	MOB	25,118	0.56%	$238.1	0.22%	6,246,160	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8
Hopebridge - Westlake	BSF	15,057	0.34%	$235.9	0.22%	6,246,160	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8
Continuum Wellness Center	MOB	8,227	0.18%	$164.2	0.15%	5,070,110	Phoenix-Mesa-Chandler, AZ	10
Virtuous Health Center	SCH	11,722	0.26%	$304.8	0.28%	5,070,110	Phoenix-Mesa-Chandler, AZ	10
Desert Mtn Health Center	BSF	14,046	0.31%	$532.8	0.49%	5,070,110	Phoenix-Mesa-Chandler, AZ	10
Associated Surgical Center of Dearborn	SCH	12,400	0.28%	$361.3	0.34%	4,342,304	Detroit-Warren-Dearborn, MI	14
Berry Surgical Center	SCH	27,217	0.61%	$627.7	0.58%	4,342,304	Detroit-Warren-Dearborn, MI	14
Smokey Point Behavioral Hospital	AIB	70,100	1.56%	$2,814.4	2.61%	4,044,837	Seattle-Tacoma-Bellevue, WA	15

Community Healthcare Trust	Page | 16	4Q 2024 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Sanford Health Bemidji 1611	MOB	45,800	1.02%	$1,569.2	1.46%	3,712,020	Minneapolis-St. Paul-Bloomington, MN-WI	16
Sanford Health Bemidji 1705	MOB	28,900	0.64%	$636.8	0.59%	3,712,020	Minneapolis-St. Paul-Bloomington, MN-WI	16
Bay Area Physicians Surgery Center	MOB	17,943	0.40%	$409.5	0.38%	3,342,963	Tampa-St. Petersburg-Clearwater, FL	17
Sanderling Dialysis	SC	11,300	0.25%	$427.0	0.40%	3,269,973	San Diego-Chula Vista-Carlsbad, CA	18
Liberty Dialysis	SC	8,450	0.19%	$255.2	0.24%	3,005,131	Denver-Aurora-Centennial, CO	19
Waters Edge Medical	MOB	23,388	0.52%	$399.3	0.37%	2,834,316	Baltimore-Columbia-Towson, MD	20
Northbay Professional Pavilion	MOB	19,656	0.44%	$479.0	0.44%	2,834,316	Baltimore-Columbia-Towson, MD	20
Righttime Medical Care	SC	6,236	0.14%	$347.4	0.32%	2,834,316	Baltimore-Columbia-Towson, MD	20
Bassin Center For Plastic-Surgery-Villages	PC	2,894	0.06%	$174.4	0.16%	2,817,933	Orlando-Kissimmee-Sanford, FL	21
Bassin Center For Plastic Surgery-Orlando	PC	2,420	0.05%	$145.8	0.14%	2,817,933	Orlando-Kissimmee-Sanford, FL	21
Kissimmee Medical Plaza	PC	4,902	0.11%	$—	—%	2,817,933	Orlando-Kissimmee-Sanford, FL	21
Orthopaedic Associates of Osceola	PC	15,167	0.34%	$357.6	0.33%	2,817,933	Orlando-Kissimmee-Sanford, FL	21
Medical Village at Wintergarden	MOB	21,532	0.48%	$624.6	0.58%	2,817,933	Orlando-Kissimmee-Sanford, FL	21
Belleville Medical Office	PC	6,487	0.14%	$—	—%	2,796,999	St. Louis, MO-IL	23
Eyecare Partners	PC	5,560	0.12%	$54.2	0.05%	2,796,999	St. Louis, MO-IL	23
Eyecare Partners	SCH	16,608	0.37%	$310.6	0.29%	2,796,999	St. Louis, MO-IL	23
Eyecare Partners	PC	6,311	0.14%	$50.7	0.05%	2,796,999	St. Louis, MO-IL	23
Heartland Women's Healthcare of Advantia Shiloh	PC	16,212	0.36%	$349.0	0.32%	2,796,999	St. Louis, MO-IL	23
Heartland Women's Healthcare of Advantia Wentzville	PC	7,900	0.18%	$133.6	0.12%	2,796,999	St. Louis, MO-IL	23
Baptist Health	PC	13,500	0.30%	$376.1	0.35%	2,703,999	San Antonio-New Braunfels, TX	24
San Antonio Head & Neck Surgical Associates	PC	6,500	0.14%	$191.7	0.18%	2,703,999	San Antonio-New Braunfels, TX	24
Everest Rehabilitation Hospital	IRF	38,000	0.85%	$2,138.5	1.98%	2,703,999	San Antonio-New Braunfels, TX	24
JDH Professional Building	MOB	12,376	0.28%	$261.9	0.24%	2,703,999	San Antonio-New Braunfels, TX	24
The Heart & Vascular Center	PC	15,878	0.35%	$315.5	0.29%	2,422,725	Pittsburgh, PA	27
Butler Medical Center	MOB	10,116	0.23%	$273.3	0.25%	2,422,725	Pittsburgh, PA	27
Forefront Dermatology Building	PC	15,650	0.35%	$352.3	0.33%	2,422,725	Pittsburgh, PA	27
Greentree Primary Care	MOB	34,077	0.76%	$931.2	0.86%	2,422,725	Pittsburgh, PA	27
Vascular Access Centers of Southern Nevada	SC	4,800	0.11%	$123.8	0.11%	2,336,573	Las Vegas-Henderson-North Las Vegas, NV	29
Assurance Health System	BSF	14,381	0.32%	$571.7	0.53%	2,271,479	Cincinnati, OH-KY-IN	30
Cavalier Medical & Dialysis Center	MOB	17,614	0.39%	$221.2	0.21%	2,271,479	Cincinnati, OH-KY-IN	30

Community Healthcare Trust	Page | 17	4Q 2024 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
51 Cavalier Blvd	MOB	17,935	0.40%	$179.1	0.17%	2,271,479	Cincinnati, OH-KY-IN	30
Anderson Ferry Plaza	MOB	43,791	0.98%	$562.0	0.52%	2,271,479	Cincinnati, OH-KY-IN	30
Liberty Rehabilitation Hospital	IRF	37,720	0.84%	$2,481.6	2.30%	2,271,479	Cincinnati, OH-KY-IN	30
Davita Commercial Way	SC	4,980	0.11%	$—	—%	2,271,479	Cincinnati, OH-KY-IN	30
Florence Medical Building	MOB	17,845	0.40%	$258.3	0.24%	2,271,479	Cincinnati, OH-KY-IN	30
Prairie Star Medical Facility I	MOB	24,724	0.55%	$629.3	0.58%	2,221,343	Kansas City, MO-KS	31
Prairie Star Medical Facility II	MOB	24,840	0.55%	$167.7	0.16%	2,221,343	Kansas City, MO-KS	31
Ravines Edge	MOB	16,751	0.37%	$265.7	0.25%	2,180,271	Columbus, OH	32
Court Street Surgery Center	BSF	7,787	0.17%	$82.6	0.08%	2,180,271	Columbus, OH	32
Hopebridge - Columbus	BSF	13,969	0.31%	$175.2	0.16%	2,180,271	Columbus, OH	32
Sedalia Medical Center	MOB	19,426	0.43%	$339.0	0.31%	2,180,271	Columbus, OH	32
Brook Park Medical Building	MOB	18,444	0.41%	$291.8	0.27%	2,158,932	Cleveland, OH	33
Smith Road	MOB	16,802	0.37%	$318.3	0.30%	2,158,932	Cleveland, OH	33
Assurance - Hudson	BSF	13,290	0.30%	$570.8	0.53%	2,158,932	Cleveland, OH	33
Rockside Medical Center	MOB	55,316	1.23%	$860.0	0.80%	2,158,932	Cleveland, OH	33
Assurance Health, LLC	BSF	10,200	0.23%	$383.9	0.36%	2,138,468	Indianapolis-Carmel-Greenwood, IN	34
Assurance Health System	BSF	13,722	0.31%	$523.8	0.49%	2,138,468	Indianapolis-Carmel-Greenwood, IN	34
Kindred Hospital Indianapolis North	LTACH	37,270	0.83%	$1,613.9	1.50%	2,138,468	Indianapolis-Carmel-Greenwood, IN	34
Virginia Orthopaedic & Spine Specialists	PC	8,445	0.19%	$156.2	0.14%	1,787,169	Virginia Beach-Chesapeake-Norfolk, VA-NC	37
Vibra LTACH	LTACH	70,657	1.57%	$633.8	0.59%	1,677,803	Providence-Warwick, RI-MA	39
Warwick Oncology Center	SC	10,236	0.23%	$393.5	0.37%	1,677,803	Providence-Warwick, RI-MA	39
South County Hospital	PC	13,268	0.30%	$317.5	0.29%	1,677,803	Providence-Warwick, RI-MA	39
Warwick Medical Office	PC	7,340	0.16%	$—	—%	1,677,803	Providence-Warwick, RI-MA	39
Mercy Rehabilitation Hospital	IRF	39,637	0.88%	$2,028.0	1.88%	1,477,926	Oklahoma City, OK	42
Memphis Center	MOB	11,669	0.26%	$237.0	0.22%	1,335,674	Memphis, TN-MS-AR	45
Sanderling Dialysis	SC	10,133	0.23%	$569.0	0.53%	1,335,674	Memphis, TN-MS-AR	45
Gardendale MOB	MOB	12,956	0.29%	$325.7	0.30%	1,184,290	Birmingham, AL	47
Sterling Medical Center	MOB	28,336	0.63%	$521.6	0.48%	1,155,604	Buffalo-Cheektowaga, NY	50
Glastonbury	MOB	48,375	1.08%	$902.5	0.84%	1,151,543	Hartford-West Hartford-East Hartford, CT	51
Los Alamos Professional Plaza	MOB	43,395	0.97%	$420.5	0.39%	898,471	McAllen-Edinburg-Mission, TX	65
El Paso Rehabilitation Hospital	IRF	38,000	0.85%	$2,170.6	2.01%	873,331	El Paso, TX	68
UMass Memorial Health Cancer Center	SC	20,046	0.45%	$882.1	0.82%	866,866	Worcester, MA	69

Community Healthcare Trust	Page | 18	4Q 2024 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Worcester Behavioral	AIB	81,972	1.83%	$2,731.2	2.54%	866,866	Worcester, MA	69
Columbia Gastroenterology Surgery Center	PC	17,016	0.38%	$346.9	0.32%	858,302	Columbia, SC	70
Genesis Care - Bonita Springs	SC	4,445	0.10%	$289.0	0.27%	834,573	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 3	SC	12,130	0.27%	$463.9	0.43%	834,573	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 3A	MOB	2,023	0.05%	$40.2	0.04%	834,573	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 5 & 6	MOB	6,379	0.14%	$101.2	0.09%	834,573	Cape Coral-Fort Myers, FL	72
Colonial Blvd Office	SC	46,356	1.03%	$—	—%	834,573	Cape Coral-Fort Myers, FL	72
Corporate Office 3660	MOB	22,104	0.49%	$639.0	0.59%	834,573	Cape Coral-Fort Myers, FL	72
Corporate Annex Building	MOB	16,000	0.36%	$319.4	0.30%	834,573	Cape Coral-Fort Myers, FL	72
Wildwood Hammock RPET Facility	SC	10,832	0.24%	$442.0	0.41%	834,573	Cape Coral-Fort Myers, FL	72
Wildwood Hammock - Diagnostic Imaging	SC	9,376	0.21%	$417.8	0.39%	834,573	Cape Coral-Fort Myers, FL	72
Wildwood Hammock - Northland	MOB	1,201	0.03%	$13.8	0.01%	834,573	Cape Coral-Fort Myers, FL	72
Eye Health of America 4101	MOB	43,322	0.96%	$1,015.1	0.94%	834,573	Cape Coral-Fort Myers, FL	72
Eye Health of America 2665	MOB	3,200	0.07%	$55.6	0.05%	834,573	Cape Coral-Fort Myers, FL	72
Eye Health of America 1320	MOB	6,757	0.15%	$80.9	0.08%	834,573	Cape Coral-Fort Myers, FL	72
Parkway Professional Plaza	MOB	41,909	0.93%	$992.0	0.92%	818,330	Lakeland-Winter Haven, FL	75
Davita Turner Road	SC	18,125	0.40%	$358.8	0.33%	814,363	Dayton-Kettering-Beavercreek, OH	76
Davita Springboro Pike	SC	10,510	0.23%	$185.6	0.17%	814,363	Dayton-Kettering-Beavercreek, OH	76
Davita Business Center Court	SC	12,988	0.29%	$233.0	0.22%	814,363	Dayton-Kettering-Beavercreek, OH	76
Mercy One Physicians Clinic	PC	17,318	0.39%	$398.2	0.37%	737,164	Des Moines-West Des Moines, IA	81
Daytona Medical Office	MOB	20,193	0.45%	$377.0	0.35%	721,796	Deltona-Daytona Beach-Ormond Beach, FL	83
Debary Professional Plaza	MOB	21,874	0.49%	$309.2	0.29%	721,796	Deltona-Daytona Beach-Ormond Beach, FL	83
Novus Clinic	SCH	14,315	0.32%	$305.2	0.28%	698,398	Akron, Oh	85
Aurora Health Center	PC	11,000	0.24%	$—	—%	698,398	Akron, Oh	85
UW Health Clinic- Portage	PC	14,000	0.31%	$329.0	0.31%	694,345	Madison, WI	87
Cypress Medical Center	MOB	39,746	0.89%	$447.9	0.42%	652,939	Wichita, KS	90
Family Medicine East	PC	16,581	0.37%	$341.6	0.32%	652,939	Wichita, KS	90
Grene Vision Center	PC	18,681	0.42%	$—	—%	652,939	Wichita, KS	90
Bassin Center For Plastic Surgery-Melbourne	PC	5,228	0.12%	$315.1	0.29%	643,979	Palm Bay-Melbourne-Titusville, FL	91
Pennsylvania Gastroenterology	PC	20,400	0.45%	$570.3	0.53%	606,055	Harrisburg-Carlisle, PA	95
Penn State Health - Camp Hill	SC	8,400	0.19%	$183.6	0.17%	606,055	Harrisburg-Carlisle, PA	95
Penn State Health - Harrisburg	SC	10,000	0.22%	$197.9	0.18%	606,055	Harrisburg-Carlisle, PA	95

Community Healthcare Trust	Page | 19	4Q 2024 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Perrysburg Medical Arts Building	MOB	25,930	0.58%	$503.6	0.47%	600,141	Toledo, OH	97
Sunforest Ct Medical Center	MOB	23,368	0.52%	$326.2	0.30%	600,141	Toledo, OH	97
Assurance - Toledo	BSF	13,290	0.30%	$536.4	0.50%	600,141	Toledo, OH	97
Granite Circle	MOB	17,164	0.38%	$239.1	0.22%	600,141	Toledo, OH	97
Mercy Rehabilitation Hospital - Northwest Arkansas	IRF	38,817	0.86%	$2,262.1	2.10%	590,337	Fayetteville-Springdale-Rogers, AR	98
Eynon Surgery Center	SCH	6,500	0.14%	$—	—%	569,413	Scranton--Wilkes-Barre, PA	100
Riverview Medical Center	MOB	26,199	0.58%	$392.5	0.36%	569,413	Scranton--Wilkes-Barre, PA	100
NEI	MOB	22,743	0.51%	$409.4	0.38%	569,413	Scranton--Wilkes-Barre, PA	100
NEI	MOB	15,768	0.35%	$236.4	0.22%	569,413	Scranton--Wilkes-Barre, PA	100
Cardiology Associates of Greater Waterbury	PC	16,793	0.37%	$335.9	0.31%	568,158	New Haven, CT	101
Grandview Plaza	MOB	20,042	0.45%	$313.0	0.29%	558,589	Lancaster, PA	104
Pinnacle Health	PC	10,753	0.24%	$247.3	0.23%	558,589	Lancaster, PA	104
Manteca Medical Group Building	MOB	10,519	0.23%	$318.3	0.30%	551,430	Modesto, CA	105
Treasure Coast Medical Pavilion	MOB	55,844	1.24%	$920.3	0.85%	536,901	Port St. Lucie, FL	106
Gulf Coast Cancer Centers-Brewton	SC	3,971	0.09%	$—	—%	530,090	Pensacola-Ferry Pass-Brent, FL	107
Temple Rehabilitation Hospital	IRF	38,817	0.86%	$2,314.5	2.15%	501,333	Killeen-Temple, TX	110
Martin Foot & Ankle Clinic	PC	27,100	0.60%	$423.3	0.39%	464,640	York-Hanover, PA	116
UPMC Specialty Care	MOB	25,982	0.58%	$453.4	0.42%	425,969	Youngstown-Warren, OH	128
Biltmore Medical Office	SC	11,099	0.25%	$222.5	0.21%	417,202	Asheville, NC	131
Genesis Care - Weaverville	SC	10,696	0.24%	$456.3	0.42%	417,202	Asheville, NC	131
AMG Specialty Hospital - Lafayette	BSF	31,650	0.70%	$1,684.9	1.56%	414,288	Lafayette, LA	132
Affinity Health Center	MOB	47,366	1.05%	$506.7	0.47%	399,474	Canton-Massillon, OH	138
Hills & Dales Professional Center	MOB	27,920	0.62%	$357.2	0.33%	399,474	Canton-Massillon, OH	138
Prattville Town Center Medical Office Bldg	MOB	13,319	0.30%	$387.8	0.36%	385,480	Montgomery, AL	143
Wellmont Bristol Urgent Care	SC	4,548	0.10%	$77.3	0.07%	313,025	Kingsport-Bristol, TN-VA	167
Norton Medical Clinic	SC	4,843	0.11%	$59.1	0.05%	313,025	Kingsport-Bristol, TN-VA	167
Norton Medical Plaza	MOB	32,757	0.73%	$313.3	0.29%	313,025	Kingsport-Bristol, TN-VA	167
Bristol Pediatric Associates	PC	10,804	0.24%	$186.7	0.17%	313,025	Kingsport-Bristol, TN-VA	167
Londonderry Centre	MOB	21,115	0.47%	$353.4	0.33%	304,865	Waco, TX	169
Westlake Medical Office	MOB	14,100	0.31%	$232.4	0.22%	304,865	Waco, TX	169
Bluewater Orthopedics Center	MOB	10,255	0.23%	$221.0	0.21%	304,818	Crestview-Fort Walton Beach-Destin, FL	170

Community Healthcare Trust	Page | 20	4Q 2024 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Longview Rehabilitation Hospital	IRF	38,817	0.86%	$2,314.5	2.15%	293,498	Longview, TX	173
Gulf Coast Cancer Centers-Foley	SC	6,146	0.14%	$172.2	0.16%	253,507	Daphne-Fairhope-Foley, AL	194
Gulf Shores Building	SC	6,398	0.14%	$51.3	0.05%	253,507	Daphne-Fairhope-Foley, AL	194
Monroe Surgical Hospital	SCH	58,121	1.29%	$2,413.3	2.24%	221,885	Monroe, LA	214
Meridian Behavioral Health Systems	AIB	132,430	2.95%	$3,199.5	2.97%	203,164	Charleston, WV	228
Ft. Valley Dialysis Center	SC	4,920	0.11%	$85.3	0.08%	200,779	Warner Robins, GA	232
Tuscola Professional Building	MOB	25,500	0.57%	$622.4	0.58%	187,782	Saginaw, MI	239
Redding Oncology Center	SC	12,206	0.27%	$607.0	0.56%	180,366	Redding, CA	247
Kedplasma	SC	12,870	0.29%	$272.1	0.25%	179,165	Burlington, NC	249
Decatur Morgan Hospital Medical Office Building	MOB	35,933	0.80%	$579.0	0.54%	158,635	Decatur, AL	271
Bourbonnais Medical Center	MOB	54,894	1.22%	$786.4	0.73%	105,940	Kankakee, IL	351
Parkside Family & Davita Clinics	MOB	15,637	0.35%	$220.9	0.21%	98,808	Victoria, TX	366
Cub Lake Square	MOB	49,059	1.09%	$811.1	0.75%	109,175	Show Low, AZ	n/a
Emory Healthcare	MOB	61,301	1.37%	$897.9	0.83%	104,821	LaGrange, GA-AL	n/a
Emory Southern Orthopedics	MOB	31,473	0.70%	$716.4	0.66%	104,821	LaGrange, GA-AL	n/a
Emory Southern Orthopedics	MOB	2,972	0.07%	$61.5	0.06%	104,821	LaGrange, GA-AL	n/a
Emory Healthcare	MOB	5,600	0.12%	$82.0	0.08%	104,821	LaGrange, GA-AL	n/a
Nesbitt Place	MOB	56,003	1.25%	$1,180.1	1.10%	84,472	Lawrence County, PA	n/a
Davita Etowah Dialysis Center	SC	4,720	0.11%	$68.8	0.06%	69,369	Athens, TN	n/a
Marion Medical Plaza	MOB	27,246	0.61%	$387.9	0.36%	64,851	Marion, OH	n/a
Pahrump Medical Plaza	MOB	12,545	0.28%	$468.4	0.43%	55,720	Pahrump, NV	n/a
Corsicana Medical Plaza	MOB	17,746	0.40%	$364.4	0.34%	55,635	Corsicana, TX	n/a
Arkansas Valley Surgery Center	MOB	10,853	0.24%	$228.7	0.21%	50,318	Cañon City, CO	n/a
Sanford West Behavioral Facility	BSF	96,886	2.16%	$1,383.0	1.28%	45,365	Grand Rapids, MN	n/a
Fremont Medical Office Building & Surgery Ctr	MOB	13,050	0.29%	$334.8	0.31%	37,187	Fremont, NE	n/a
Baylor Scott & White Clinic	PC	37,354	0.83%	$495.6	0.46%	37,007	Brenham, TX	n/a
Eyecare Partners	PC	8,421	0.19%	$134.3	0.12%	36,673	Centralia, IL	n/a
Ottumwa Medical Clinic	MOB	68,895	1.53%	$735.6	0.68%	35,166	Ottumwa, IA	n/a
Ottumwa Medical Clinic	MOB	6,850	0.15%	$94.3	0.09%	35,166	Ottumwa, IA	n/a
Fresenius Gallipolis Dialysis Center	SC	15,110	0.34%	$157.9	0.15%	28,986	Gallipolis, OH	n/a
Sanderling Dialysis Center	SC	4,186	0.09%	$303.9	0.28%	26,589	Crescent City, CA	n/a

Community Healthcare Trust	Page | 21	4Q 2024 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Wellmont Lebanon Urgent Care	SC	8,369	0.19%	$106.7	0.10%	County: 26,586	Rural - No CBSA	n/a
North Mississippi Health Services	MOB	3,378	0.08%	$18.6	0.02%	County: 35,252	Rural - No CBSA	n/a
Sanderling Dialysis Center	SC	5,217	0.12%	$287.1	0.27%	County: 13,279	Rural - No CBSA	n/a
Princeton Cancer Center	SC	7,236	0.16%	$198.5	0.18%	County: 58,758	Rural - No CBSA	n/a
North Mississippi Health Services	MOB	17,629	0.39%	$97.0	0.09%	County: 35,252	Rural - No CBSA	n/a
North Mississippi Health Services	MOB	27,743	0.62%	$152.7	0.14%	County: 35,252	Rural - No CBSA	n/a
North Mississippi Health Services	MOB	18,074	0.40%	$99.5	0.09%	County: 35,252	Rural - No CBSA	n/a
North Mississippi Health Services	MOB	9,890	0.22%	$54.4	0.05%	County: 35,252	Rural - No CBSA	n/a
Batesville Regional Medical Center	MOB	9,263	0.21%	$51.0	0.05%	County: 34,192	Rural - No CBSA	n/a
Tri Lakes Behavioral	BSF	58,400	1.30%	$—	—%	County: 34,192	Rural - No CBSA	n/a
Dahlonega Medical Mall	MOB	22,804	0.51%	$387.8	0.36%	County: 33,610	Rural - No CBSA	n/a
Lexington Carilion Clinic	PC	15,820	0.35%	$384.3	0.36%	County: 22,573	Rural - No CBSA	n/a
Andalusia Medical Plaza	SC	10,373	0.23%	$291.3	0.27%	County: 37,049	Rural - No CBSA	n/a
Russellville Medical Plaza	MOB	29,129	0.65%	$168.2	0.16%	County: 31,362	Rural - No CBSA	n/a

Community Healthcare Trust	Page | 22	4Q 2024 | Supplemental Information

REPORTING DEFINITIONS

Acute Inpatient Behavioral Facilities (AIB)
Behavioral inpatient acute care facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses on an inpatient basis. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

AFFO, Adjusted for Acquisitions
AFFO, Adjusted for Acquisitions, adjusts AFFO to show the impact of the real estate properties acquired in the period as if they had been acquired on the first day of the reporting period, using the expected returns and in-place leases at the time of the acquisition. The Company believes that AFFO, Adjusted for Acquisitions, is useful because it allows investors, analysts and Company management visibility into the impact on the Company's results of operations in future reporting periods resulting from its current period acquisitions.

Annualized Rent
Base rent for the current month multiplied by 12.

Behavioral Specialty Facilities (BSF)
Behavioral specialty facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

EBITDAre and Adjusted EBITDAre
The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of EBITDAre which is net income plus interest expense, income tax expense, and depreciation and amortization, plus losses or minus gains on the disposition of depreciable property, including losses/gains on change of control, plus impairment write-downs of depreciable property and of investments in unconsolidated affiliates caused by a decrease in value of depreciable property in the affiliate, plus or minus adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates and consolidated affiliates with non-controlling interest. The Company also presents Adjusted EBITDAre which is EBITDAre before non-cash stock-based compensation amortization.

We consider EBITDAre and Adjusted EBITDAre important measures because they provide additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt.

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

Community Healthcare Trust	Page | 23	4Q 2024 | Supplemental Information

REPORTING DEFINITIONS (continued)

The Company uses the NAREIT definition of FFO. FFO is an operating performance measure adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to net income (calculated in accordance with GAAP), excluding gains or losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, plus depreciation and amortization related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT also provides REITs with an option to exclude gains, losses and impairments of assets that are incidental to the main business of the REIT from the calculation of FFO. The Company has included AFFO which it has defined as FFO, excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and the amortization of stock-based compensation, and including or excluding other non-cash items from time to time. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities
(determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

Inpatient Rehabilitation Facilities (IRF)
Inpatient rehabilitation facilities are free standing rehabilitation hospitals, or may be units within an acute care hospital, that provide intensive rehabilitation programs to patients.

Long-Term Acute Care Hospitals (LTACH)
Long-term acute care hospitals provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities.

Medical Office Building (MOB)
Medical office buildings are buildings occupied by healthcare providers and may be located near hospitals or other facilities where healthcare services are rendered or in close proximity to a population base. Medical office buildings can be leased to physicians, physician practice groups, hospitals, healthcare systems or other healthcare providers.

Metropolitan Statistical Area (MSA or MISA)
MSAs or MISAs are geographical regions with relatively higher population densities at their core and have close economic ties throughout their area. MSAs and MISAs are defined by the Office of Management and Budget.

Net Operating Income (NOI)
NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, gains or loss on the sale of real estate properties or other investments, interest expense, and income tax expense. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. CHCT's use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing NOI.

Community Healthcare Trust	Page | 24	4Q 2024 | Supplemental Information

REPORTING DEFINITIONS (continued)

Physician Clinics (PC)
Physician clinics are freestanding healthcare facilities that are primarily devoted to the care of ambulatory patients, can be privately operated or publicly managed and funded, and typically provide primary healthcare needs of populations in local communities utilizing physicians and other healthcare providers.

Specialty Centers (SC)
Specialty centers include various types of centers which may, among others, include oncology centers, dialysis centers, urgent care centers, and blood plasma centers.

Surgical Centers and Hospitals (SCH)
Surgical centers and hospitals may include outpatient surgery centers where surgical procedures not requiring an overnight hospital stay are performed; as well as specialty hospitals that focus on providing care for certain conditions and performing certain procedures, such as cardiovascular and orthopedic surgery.

Total Capitalization
Debt plus stockholders' equity plus accumulated depreciation.

Community Healthcare Trust	Page | 25	4Q 2024 | Supplemental Information

DISCLAIMERS

FORWARD-LOOKING STATEMENTS

Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook," "continue," "projects," “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions.

Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the Company’s other filings with the Securities and Exchange Commission from time to time.

NON-GAAP FINANCIAL MEASURES

This presentation includes EBITDAre, Adjusted EBITDAre, Adjusted EBITDAre Annualized, Net Operating Income (or NOI), Funds From Operations (or FFO), Adjusted Funds From Operations (or AFFO), and AFFO, Adjusted for Acquisitions, which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Community Healthcare Trust	Page | 26	4Q 2024 | Supplemental Information